UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Federal Express Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS.

Item 1.01.	Entry into a Material Definitive Agreement.

On July 21, 2015, FedEx Corporation’s wholly owned subsidiary Federal Express Corporation (“FedEx Express”) and The Boeing Company (“Boeing”) entered into Supplemental Agreement No. 6 (and related side letters) (the “Supplemental Agreement”) to Purchase Agreement Number 3712 dated as of December 14, 2011, between Boeing and FedEx Express related to Boeing 767-300 Freighter (“B767F”) aircraft.

In the Supplemental Agreement, FedEx Express agreed to purchase 50 additional B767F aircraft from Boeing. Four of the 50 additional firm-order B767F aircraft purchases are conditioned upon there being no event that causes FedEx Express or its employees not to be covered by the Railway Labor Act of 1926, as amended. The 50 additional firm-order B767F aircraft are expected to be delivered from fiscal 2018 through fiscal 2023 and will enable FedEx Express to continue to improve the efficiency and reliability of its aircraft fleet.

FedEx Express now has a total of 106 firm orders for B767F aircraft from Boeing through fiscal 2023 (as of July 21, 2015, 19 aircraft have been delivered and 87 aircraft are pending delivery).

In the Supplemental Agreement, FedEx Express also acquired options to purchase an additional 15 B767F aircraft. As a result, FedEx Express now has options to purchase a total of 50 B767F aircraft from Boeing.

Expected capital spending for FedEx Corporation for fiscal 2016 remains at approximately $4.6 billion. The impact to FedEx Corporation’s capital spending in fiscal 2017 from this new B767F aircraft order is expected to be immaterial.

Certain statements in this report are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and financial performance. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated (expressed or implied) by such forward-looking statements, because of, among other things, the risks and uncertainties you can find in our press releases and other SEC filings, including the risk factors identified under the heading “Risk Factors” in “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our most recent annual report on Form 10-K, as updated by our quarterly reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: July 24, 2015	By:	/s/ John L. Merino
John L. Merino
Corporate Vice President and Principal Accounting Officer

Federal Express Corporation

Date: July 24, 2015	By:	/s/ Elise L. Jordan
Elise L. Jordan
Senior Vice President and Chief Financial Officer

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